Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Loar Holdings Inc. (the “Company”) for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dirkson Charles, President, Chief Executive Officer and Executive Co-Chairman and Director (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.
The information contained in the Report fairly presents in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

March 31, 2025	By:	/s/ Dirkson Charles
Dirkson Charles
President, Chief Executive Officer and Executive Co-Chairman and Director (Principal Executive Officer)